UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2024

Tivic Health Systems, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41052	81-4016391
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47685 Lakeview Blvd.
Fremont, California		94538
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 888 276-6888

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TIVC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 13, 2024, Tivic Health Systems, Inc. (the “Company”) entered into an Equity Distribution Agreement (the “Agreement”), with Maxim Group LLC (“Maxim”), pursuant to which the Company may offer and sell, from time to time, through or to Maxim, as sales agent or principal, shares of its common stock, par value $0.0001 per share.

Subject to the terms and conditions of the Agreement, Maxim will use commercially reasonable efforts consistent with its normal trading and sales practices, applicable state and federal law, rules and regulations and the rules of the Nasdaq Capital Market to sell shares, from time to time, based upon the Company’s instructions, including any price, time or size limits specified by the Company. Under the Agreement, Maxim may sell shares by any method deemed to be an “at the market” offering as defined in Rule 415 under the U.S. Securities Act of 1933, as amended, or any other method permitted by law, including in privately negotiated transactions. Maxim’s obligations to sell shares under the Agreement are subject to satisfaction of certain conditions, as set forth in the Agreement and as are customary for transactions of this nature. The Company will pay Maxim a commission of 3.0% of the aggregate gross proceeds from each sale of shares and has agreed to provide Maxim with customary indemnification and contribution rights. The Company also agreed to reimburse Maxim for certain specified fees and expenses of up to $40,000, plus an additional $5,000 for each bringdown, as provided in the Agreement.

The Company is not obligated to make any sales of its common stock under the Agreement and no assurance can be given that the Company will sell any shares under the Agreement, or, if it does, as to the price or amount of shares that the Company will sell, or the dates on which any such sales will take place. The Agreement will terminate upon the earlier of (i) the sale of all shares of common stock having an aggregate offering price of $10,000,000 pursuant to the Agreement; (ii) twenty four months from the date of the Agreement; (iii) the mutual termination of the Agreement upon fifteen days’ prior written notice; and (iv) as otherwise permitted therein.

Sales of shares of common stock under the Agreement will be made pursuant to a prospectus supplement, filed with the Securities and Exchange Commission (the “Commission”) on September 13, 2024 (the “ATM Prospectus”), to the Company’s effective shelf registration statement on Form S-3 (File No. 333-269494) (the “Registration Statement”), which was initially filed with the Commission on February 1, 2023 and was declared effective on February 8, 2023. The ATM Prospectus relates to the offering of up to $1,442,093 shares of the Company’s common stock, which is the Company’s current “baby shelf” limitation under General Instruction I.B.6. of Form S-3.

The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, the final form of which is attached to this Current Report on Form 8-K (this “Current Report”) as Exhibit 1.1, and is incorporated by reference herein.

A copy of the opinion of Procopio, Cory, Hargreaves & Savitch LLP, the Company’s counsel, regarding the validity of the shares registered for sale pursuant to the ATM Prospectus is also filed herewith as Exhibit 5.1 and is incorporated by reference herein.

This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation, or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 12, 2024, Kimberly Bambach tendered her resignation from her role as interim Chief Financial Officer of the Company, effective October 1, 2024. Ms. Bambach will continue to provide services to the Company in an advisory role after the effective date of her resignation. Ms. Bambach has advised the Company that her decision to step down from the role of interim Chief Financial Officer was not based on any disagreement with the Company on any matter relating to its operations, policies or practices.

Effective October 1, 2024, Lisa Wolf has been appointed as the Company’s new interim Chief Financial Officer and Principal Financial and Principal Accounting Officer. Ms. Wolf has been retained to provide such services as a non-employee consultant of the Company. In connection with her appointment as interim Chief Financial Officer, the Company expects that it will enter into a consulting agreement with Ms. Wolf that will set forth the terms and conditions of her engagement. The Company will pay Ms. Wolf $275 per hour for services provided in her capacity as interim Chief Financial Officer.

Ms. Wolf, 62 years of age, brings over 30 years of experience in public accounting and private industry, including for both public and private companies spanning multiple industries. Ms. Wolf has played a key role in supporting the Company’s accounting and Securities and Exchange Commission reporting functions on an out-sourced basis since June 2022, when she joined Murdock Martell as Vice President. In addition to her role as interim Chief Financial Officer of the Company, Ms. Wolf will continue to serve as Vice President at Murdock Martell. Murdock Martell is a consulting and recruiting firm offering cutting-edge finance, accounting and human relations solutions focused primarily on life science and technology sectors. Prior to joining Murdock Martell, Ms. Wolf spent eight years at Resonant, Inc. (Nasdaq: RESN), a micro-cap public technology company that was acquired by Murata Electronics North America, Inc.

in March 2022, initially serving as Vice President of Finance and then Chief Accounting Officer of Resonant, Inc. Ms. Wolf holds a B.S. in Business Administration from California State University, Northridge and earned her CPA while working at Arthur Andersen.

There is no arrangement or understanding between Ms. Wolf and any other person pursuant to which Ms. Wolf was appointed as interim Chief Financial Officer. There are no family relationships between Ms. Wolf and any of the Company’s directors, executive officers or persons nominated or chosen by the Company to become a director or executive officer. Ms. Wolf has not engaged in any related-person transactions required to be disclosed by Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

Item 7.01 Regulation FD Disclosure.

On September 13, 2023, the Company issued a press announcing the management changes, as disclosed in Item 5.02 of this Current Report. A copy of that press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information set forth under Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act, or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Forward-Looking Statements

This Current Report including Exhibit 99.1, contains certain forward-looking statements that involve substantial risks and uncertainties. When used herein, the terms “anticipates,” “expects,” “estimates,” “believes,” “will” and similar expressions, as they relate to us or our management, are intended to identify such forward-looking statements.

Forward-looking statements in this Current Report, including Exhibit 99.1, or hereafter, including in other publicly available documents filed with the Commission, reports to the stockholders of the Company and other publicly available statements issued or released by us involve known and unknown risks, uncertainties and other factors which could cause our actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. Such future results are based upon management’s best estimates based upon current conditions and the most recent results of operations. These risks include, but are not limited to, the risks set forth herein and in such other documents filed with the Commission, each of which could adversely affect our business and the accuracy of the forward-looking statements contained herein. Our actual results, performance or achievements may differ materially from those expressed or implied by such forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
1.1	Form of Equity Distribution Agreement, by and between Tivic Health Systems, Inc. and Maxim Group LLC, dated September 13, 2024.
5.1	Opinion of Procopio, Cory, Hargreaves & Savitch LLP.
23.1	Consent of Procopio, Cory, Hargreaves & Savitch LLP (included in Exhibit 5.1).
99.1	Press Release, dated September 13, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIVIC HEALTH SYSTEMS, INC.

Date:	September 13, 2024	By:	/s/ Jennifer Ernst
Name: Jennifer Ernst Title: Chief Executive Officer